Non-Controlling Interests	12 Months Ended
Dec. 31, 2025
Non-Controlling Interests [Abstract]
NON-CONTROLLING INTERESTS

18. NON-CONTROLLING INTERESTS

In July 2023, JYD XYX entered into a joint venture agreement with Mr. Hailong Wu, to set up JYD RHTD. Since the Group retains control of JYD RHTD, the investment from Mr. Hailong Wu was accounted for as non-controlling interest.

In January 2024, the Group acquired a 51% equity interest of Qingdao Oranda Supply Chain Management Co., Ltd. (“Oranda”). On October 10, 2024, the Group and Oranda agreed to terminate the equity purchase agreement, and the 51% equity interests acquired was returned to the original owner of Oranda, which lead a RMB416,179 reverse in non-controlling interest. No consideration was given to the original owner pursuant to the termination agreement and all parties were relieved of their obligations as a result of the termination. Therefore, there was no non-controlling interest from Oranda as of December 31, 2024.

In January 2024, the Group acquired a 51% equity interest of Shenzhen Jiniu International Logistics Co., Ltd. (“JNT”). Since the Group retains control of JNT, the investment from Mr. Guojun Niu was accounted for as non-controlling interest.

In April 2024, the Group and Mr. Guojun Niu acquired a 51% and 49% equity interest of HK (FASTFLY) International Logistics Co., Limited (“FASTFLY”), respectively. Since the Group retains control of FASTLY, the investment from Mr. Guojun Niu was accounted for as non-controlling interest.

In May 2024, the Group acquired a 51% stake in HYTX Warehouse Inc. (“HYTX”). Since the Group retains control of HYTX, the investment from HYTX INC. was accounted for as non-controlling interest. On March 18, 2025, the Group and HYTX agreed to terminate the equity purchase agreement, and the 51% equity interests acquired was returned to the original owner of HYTX. Non-controlling interest of RMB18,457 (US$2,626) was reversed. No consideration was given to the original owner pursuant to the termination agreement and all parties were relieved of their obligations as a result of the termination. Therefore, there was no non-controlling interest from Oranda as of December 31, 2025.

In September 2024, JYD Ezhou set up Ezhou Jayud International Logistics Co., Ltd. (“ Ezhou GJHY”) with Shenzhen Qinsheng Enterprise Management Consulting LLP (“ QinSheng”) and obtained 51% equity interest of Ezhou GJHY. Since the Group retains control of Ezhou GJHY, the investment from QinSheng was accounted for as non-controlling interest.

In October 2024, the Group acquired a 95% equity interest in Yukon Flooring Bellaire LLC (“YFB”), which owns a 28,320 sq.ft. warehouse and the related land located in Houston, Texas. The Group issued 2,219,828 Class A ordinary shares, equivalent to RMB14,657,148 as consideration. Since the Group retains control of YFB, the investment from minority was accounted for as non-controlling interest.

From February to May, 2025, JNT received a capital injection of RMB151,000 (US$21,483) from Mr. Niu Guojun, which finally obtained 49% of equity interest of JNT and was accounted for as non-controlling interest.

In July 2025, the Group and JPEC Enterprises, Inc. (“JPEC”) jointly established LB, with the Group holding a 55% equity interest and JPEC holding the remaining 45% as a non-controlling shareholder. From August to October, 2025, JPEC made a total capital injection of RMB1,605,488 (US$225,000) to LB.

As of December 31, 2024 and 2025, the balance of non-controlling interest is as following.

Entity	As of December 31, 2024	As of December 31, 2025
	RMB	RMB	US$
LB	-	914,926	130,168
YFB	762,237	635,425	90,403
JYD RHTD	1,188,534	496,708	70,668
JNT	(156,621)	105,921	15,070
FASTFLY	15,735	13,562	1,929
EZGJ	-	(52,081)	(7,410)
HYTX	(18,457)	-	-
TYPHK	(169,385)	(174,689)	(24,853)
JYD YCKJ	(12,513,131)	(13,294,459)	(1,891,427)
Total	(10,891,088)	(11,354,687)	(1,615,452)